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                SUPPLEMENT TO THE PRINCIPAL INVESTORS FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                               DATED JUNE 1, 2004

DATED: JULY 30, 2004


On July 29, 2004, the Board of Directors of Principal Investors Fund, Inc.:

  . took the necessary action to cause the Capital Preservation Fund (the
    "Fund") to become a money market fund;
  . reduced the Fund's investment management fee to the same level as the investment management fee for the Money Market Fund;
  . reduced the target net asset value of the Fund from $10.00 per share to $1.00 per share, without changing the proportionate beneficial interests of shareholders in the assets belonging to the Fund, by declaring with respect to all classes of shares of the Fund a distribution of nine shares of stock of the same class for each outstanding share;
  . removed the redemption fee formerly applicable with respect to the Fund; and . waived, for a period of 30 days from the Effective Time (as defined below)
    for Class J shares of the Fund outstanding immediately after the Effective Time, and for a period of 30 days from the date of purchase for Class J shares purchased within 30 days after the Effective Time, the 1.00% contingent deferred sales charge otherwise applicable to sales of Class J shares within 18 months of their purchase.

The Board took the action because of its concern about the ability of the Fund to maintain a stable net asset value in the absence of its conversion to a money market fund. The Board's action was effective as of the close of the New York Stock Exchange on July 29, 2004 (the "Effective Time").


As is more particularly set forth below, the disclosure in the Statement of Additional Information ("SAI") relating to the Money Market Fund is now generally applicable as well to the Fund.


Changes to information in the SAI relating to the Fund are set forth below under the same captions (at the pages indicated) where the information is found in the SAI.


HIGH-YIELD/HIGH-RISK BONDS (P. 16)
The reference to the Fund in this section is deleted. The Fund does not invest in unrated bonds of domestic and foreign issuers.

MORTGAGE- AND ASSET-BACKED SECURITIES (P. 16)
The reference to the Fund in this section is deleted. The Fund may not invest in mortgage- and asset-backed securities.

SWAP AGREEMENTS AND OPTIONS ON SWAP AGREEMENTS (PP. 19-20)
The parenthetical "(except Money Market Fund)" as it appears in this section is replaced by the following: "(except Capital Preservation Fund and Money Market
Fund)."  The Fund may not engage in swap transactions.

WRAPPER AGREEMENTS (CAPITAL PRESERVATION FUND ONLY) THROUGH ILLIQUID ASSETS (PP. 21-24)
These sections, which relate to wrapper agreements, are deleted.

MONEY MARKET INSTRUMENTS/TEMPORARY DEFENSIVE POSITION (P. 24)
The first sentence of this section is replaced by the following: "Each of the Capital Preservation Fund and the Money Market Fund invests all of its available assets in money market instruments maturing in 397 days or less."

SUB-ADVISORY AGREEMENTS FOR THE FUNDS - TABLE C (P. 90)
The information in Table C setting forth the annual rate (as a percentage of net assets) of the sub-advisory fee paid with respect to the Fund, is replaced by the following: "0.0750."


FUNDNAMEFOOTER                                                         1
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OFFERING PRICE - FOR ALL FUNDS EXCEPT THE MONEY MARKET FUND (P. 119)
The above sub-caption of this section is replaced by the following: "For all
Funds except the Capital Preservation Fund and Money Market Fund."   In
addition, the parenthetical "(except the Money Market Fund)" in the first sentence under the sub-caption is replaced by the following: "(except the Capital Preservation Fund and Money Market Fund)."

PRICING OF FUND SHARES (PP. 119-120)
The last bullet point and the last paragraph of this section, relating to wrapper agreements, are deleted.

PRICING OF FUND SHARES - MONEY MARKET FUND (PP. 120-121)
The above sub-caption of this section is replaced by the following: "Capital
Preservation Fund and Money Market Fund."   In addition, all references under
this sub-caption to "the Money Market Fund" and "the Fund" are replaced, respectively, by the following: "the Capital Preservation Fund and Money Market Fund" and "the Funds" or "each Fund" as appropriate.

CALCULATION OF PERFORMANCE DATA - FOR ALL FUNDS EXCEPT THE MONEY MARKET FUND (PP. 121-122)
The above sub-caption of this section is replaced by the following: "For All Funds except the Capital Preservation Fund and Money Market Fund."

CALCULATION OF PERFORMANCE DATA - MONEY MARKET FUND YIELD (P. 122)
The above sub-caption of this section is replaced by the following: "Capital Preservation and Money Market Fund Yields."

The first sentence of the first paragraph under the sub-caption is replaced by the following: "Each of the Money Market Fund and the Capital Preservation Fund, for periods subsequent to its conversion to a money market fund effective July 29, 2004, may advertise its yield and effective yield."


The first sentence of the third paragraph under the sub-caption is replaced by the following:

    The yield quoted at any time for the Capital Preservation Fund or the Money Market Fund represents the amount that was earned during a specific, recent seven day period and is a function of the quality, types and length of maturity of instruments in the Fund's portfolio and the Fund's operating expenses.

The last paragraph under the sub-caption is replaced by the following:

    The yield for each of the Capital Preservation Fund, for periods subsequent to its conversion to a money market fund effective July 29, 2004, and the Money Market Fund fluctuates daily as the income earned on the investments of the Fund fluctuates. Accordingly, there is no assurance that the yield quoted on any given occasion will remain in effect for any period of time. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in either Fund is not insured. Investors comparing results of the Capital Preservation Fund (for periods subsequent to July 29, 2004) or the Money Market Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may, from time to time, be presented by the Funds.

                    THIS SUPPLEMENT IS DATED JULY 30, 2004.


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